PROSPERITY BANCSHARES, INC.®

Acquisition of November 16, 2005

“Safe Harbor” Statement

under the Private Securities Litigation Reform Act of 1999

The statements contained in this presentation which are not historical facts contain forward-looking information with respect to plans, projections, or future performance of Prosperity Bancshares, Inc. and its subsidiaries. Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, may have been made in this document. Prosperity’s results may differ materially from those in the forward-looking statements for a variety of reasons, including actions of competitors; changes in laws and regulations; customer and consumer response to marketing; effectiveness of spending, investment or programs; and economic conditions. These factors, and others, are more fully described in Prosperity Bancshares, Inc.’s filings with the Securities and Exchange Commission.

Copies of Prosperity Bancshares, Inc.’s SEC filings are available over the Internet at no charge from www.freeedgar.com. 2

Acquisition Summary

Acquirer: Prosperity Bancshares, Inc. (PRSP)

Acquiree: SNB Bancshares, Inc. (SNBT)

Price Per Share: $18.59 per share(1)

Aggregate Value: $242.7 million(1)

Consideration: 60% stock / 40% cash

Exchange Ratio: 0.3577 PRSP shares + $7.50 in cash for each SNBT share

Termination Fee: $ 10.0 million

Walk-away: In the event that PRSP’s stock price is below $26.73, PRSP will have the opportunity (but not the obligation) to adjust the total merger consideration paid to SNBT shareholders (made whole). Otherwise, SNBT will be allowed to walk-away (terminate the Definitive Agreement without any further obligations).

Board Appointments: Harvey E. Zinn, SNBT President and CEO, to join Prosperity Bank Board of Directors

Due Diligence: Completed

3 (1) Assuming a PRSP stock price of $31.00

Enhances Franchise Value

Gives Prosperity the #2 deposit market share (14%) up from #24 in the highly attractive Fort Bend County market and approximately 22% of the Sugar Land market

Expands Prosperity’s footprint into the fast growing and dynamic suburbs of Houston including Katy, Sugar Land and Rosenberg

In-market, low risk transaction

SNBT serves some of the most affluent markets in the Greater Houston Metropolitan Area

Improves Prosperity’s Houston MSA deposit market share to the #9 position from the #13 position

Creates a company with almost $5 billion in assets headquartered in Houston

Enhances Shareholder Value

Accretive to GAAP and cash EPS within 12 months after operational integration with 29% cost savings, excluding any of following possible revenue enhancements:

Call trust preferred securities of approximately $7.3 million with a 10.20% fixed rate, callable

Eliminate floating rate FHLB borrowings

Ability to restructure low-yielding AFS portfolio

Fund strong loan growth (24.4% CAGR ’00 – ’04) from SNB with Prosperity’s low-cost core deposits 1.61% cost

Significantly lowers SNB’s liability sensitivity

Opportunity to increase SNBT’s fee income / total core revenue from 4.7%

SNBT’s performance ratios for the nine months ended September 30, 2005 (excluding $4.1 million after-tax restructuring charge in the quarter ended March 31, 2005): Core ROA: 0.76% Core ROE: 9.72%

Allows Prosperity to tap into SNBT’s earnings potential

Pricing of the transaction is consistent with other bank deals in metropolitan markets in Texas

Increases market capitalization to approximately $1 billion

Transaction Highlights

Anticipated Closing: Second quarter of 2006

Operational Integration: Second quarter of 2006

Pre-tax Cost Savings: 29.0%

Acquisition Price to:(1)

Book Value ($7.10 share): 2.62 x

Tangible Book Value ($7.10 share): 2.62 x

2005 First Call EPS ($0.67): 27.7 x

2006 First Call EPS ($0.75): 24.8 x

Deposit Premium: 20.9%

Assets: 21.7%

(1) Assuming a PRSP stock price of $31.00

Comparable Transactions

Texas metropolitan bank transactions with announced deal values over $50 million since January 1, 2004

General Information					Transaction Values & Multiples					Target Financial Information			
Buyer Name	Seller Name	City	Annc. Date	Consid.	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang. Book (%)	Core Deposit Prem. (%)	Assets ($M)	Tg. Eq./ Assets (%)	ROA (%)	ROE (%)
Compass Bancshares, Inc.	TexasBanc Holding Company	Weatherford	09/19/05	Mixed	459	25.7	389	397	31.2	1,526	7.6	1.33	17.8
Zions Bancorporation	Amegy Bancorporation, Inc.	Houston	07/05/05	Mixed	1,710	23.6	284	408	30.8	7,560	5.5	0.90	11.5
State National Bancshares, Inc.	Heritage Financial Corporation	Granbury	05/17/05	Cash	54	23.8	284	284	19.0	239	7.9	1.12	13.6
Cullen/Frost Bankers, Inc.	Horizon Capital Bank	Houston	04/19/05	Mixed	107	32.0	315	315	29.2	380	9.0	0.88	10.3
Wells Fargo & Company	First Community Capital Corporation	Houston	09/02/04	Stock	124	nm	334	538	29.1	536	4.9	0.47	6.1
Southwest Bancorp. of Texas	Klein Bancshares, Incorporated	Houston	05/20/04	Mixed	165	22.6	382	382	25.5	571	7.6	1.34	16.3
State National Bancshares, Inc.	Mercantile Bank Texas	Fort Worth	04/26/04	Cash	51	25.7	323	323	21.1	200	7.9	1.09	13.4
Average						**25.6**	**330**	**378**	**26.6**		**7.2**	**1.02**	**12.7**
Median						**24.7**	**323**	**382**	**29.1**		**7.6**	**1.09**	**13.4**
Prosperity Bancshares, Inc.	SNB Bancshares, Inc.	Sugar Land		Mixed	243	29.8*	262	262	28.7	1,121	7.9	0.78	9.8

** Excludes the $4.1 million after-tax loss in Q1 2005*

Note: Comparables do not include any merger of equals transactions

7 *Source: SNL Financial*

Pro Forma Balance Sheet

($ in thousands)

Data as of Quarter Ended

Balance Sheet PRSP 9/30/05 SNBT 9/30/05 Pro Forma (1) Estimated close 6/30/06

Total Assets $ 3,493,972 $ 1,120,747 $ 4,665,075 (2)

Loans HFI 1,514,227 658,003 2,172,230

Loan Loss Reserves 16,970 9,185 26,155

Securities 1,488,339 408,473 1,896,812

Total Intangibles 270,004 - 417,527 (3)

Deposits 2,879,316 738,319 3,617,635

FHLB Borrowings 43,120 250,500 293,620

Common Equity 446,735 88,337 623,404 (4)

Tangible Common Equity 176,731 88,337 205,877

Market Capitalization 854,438 136,789 1,000,069

(1) Includes all merger and purchase accounting adjustments, but does not include any potential SNBT balance sheet restructuring or any balance sheet growth

(2) Includes cash consideration, after-tax restructuring charge and intangibles created

(3) Includes core deposit intangible and goodwill created

(4) Includes retained earnings derived from FirstCall estimates less constant dividend pay out plus stock consideration

Pro Forma Branch Network

Active SNBT Branch

Prospective SNBT Branch

Active PRSP Branch

Prospective PRSP Branch

Pro Forma Houston Branch Network

Active SNBT Branch

Prospective SNBT Branch

Active PRSP Branch

Deposit Market Share Analysis

COUNTY: Fort Bend, TX

Rank Institution Branch Count

1 Wells Fargo & Co. (CA) 15

Pro Forma Franchise 3

2 SNB Bancshares Inc. (TX) 2

3 Washington Mutual Inc. (WA) 6

4 Zions Bancorp. (UT) 4

5 JPMorgan Chase & Co. (NY) 7

6 Golden West Financial (CA) 1

7 Bank of America Corp. (NC) 7

8 Cullen/Frost Bankers Inc. (TX) 3

9 Capital One Financial Corp. (VA) 7

10 Comerica Inc. (MI) 1

11 BOK Financial Corp. (OK) 4

12 Compass Bancshares Inc. (AL) 3

13 Temple-Inland Inc. (TX) 1

14 MetroCorp Bancshares Inc. (TX) 2

15 Texas Regional Bancshares Inc. (TX) 1

24 Prosperity Bancshares Inc. (TX) 1

Top 10 53

Totals (1-36) 93

Total Deposits in Market ($000)

624,315 574,657 550,745 327,696 295,449 266,716 240,795 226,290 207,792 184,675 154,462 120,294 104,259 100,376 73,850 62,138 23,912 3,078,935 3,992,128

Total Market Share (%)

15.64 14.40 13.80 8.21 7.40 6.68 6.03 5.67 5.21 4.63 3.87 3.01 2.61 2.51 1.85 1.56 0.60 77.14 100.00

MSA: Houston-Sugar Land-Baytown, TX

Rank Institution Branch Count

1 JPMorgan Chase & Co. (NY) 128

2 Bank of America Corp. (NC) 113

3 Wells Fargo & Co. (CA) 142

4 Zions Bancorp. (UT) 80

5 Washington Mutual Inc. (WA) 93

6 Golden West Financial (CA) 13

7 Compass Bancshares Inc. (AL) 44

8 Sterling Bancshares Inc. (TX) 27

Pro Forma Franchise 38

9 Cullen/Frost Bankers Inc. (TX) 30

10 Temple-Inland Inc. (TX) 22

11 Woodforest Financial Group (TX) 80

12 Franklin Bank Corp. (TX) 1

13 Prosperity Bancshares Inc. (TX) 33

14 Moody Bancshares Inc. (TX) 33

15 Capital One Financial Corp. (VA) 28

18 SNB Bancshares Inc. (TX) 5

Top 10 730

Totals (1-102) 1,274

Total Deposits in Market ($000)

41,426,391 8,846,819 7,367,902 4,886,650 4,559,293 2,937,519 2,718,018 2,362,432 1,961,756 1,729,925 1,547,944 1,481,544 1,190,680 1,140,040 977,794 934,333 821,716 80,344,649 99,769,221

Total Market Share (%)

41.52 8.87 7.38 4.90 4.57 2.94 2.72 2.37 1.96 1.73 1.55 1.48 1.19 1.14 0.98 0.94 0.82 80.51 100.00

11 Source: SNL Financial; Data as of June 30, 2005, pro forma for recently completed and pending acquisitions

Fort Bend County

Fast-growing county with an attractive customer base

26.6% historical population growth for 2000 – 2005

Versus 10.8% for Texas and 6.2% for the U.S.

27.6% projected population growth for 2005 – 2010

Versus 10.6% for Texas and 6.3% for the U.S.

Ranks second in the nation for median household income (adjusted for cost of living)

Median household income of approximately $76,300 well above the median for the state of Texas of approximately $47,800

Leads the nation in its rate of homeownership (81%) and employment growth

12 Sources: ESRI, ACCRA The Council for Community and Economic Research and the Greater Fort Bend Economic Development Council

Pro Forma Loan Portfolio

Dollars in thousands

Prosperity Bancshares, Inc.

Agriculture 3.8%

Home Equity 3.6%

Consumer 4.0%

Commercial R.E. 39.9%

1-4 Family Residential 19.6%

Construction 13.7%

Commercial 15.5%

Amount % of total

Commercial R.E. $ 603,931 39.9%

Commercial 234,586 15.5

Construction 207,863 13.7

1-4 Family Residential 296,300 19.6

Consumer 60,113 4.0

Agriculture 56,841 3.8

Home Equity 54,593 3.6

Gross Loans $ 1,514,227 100.0%

Loans/Deposits: 52.6%

SNB Bancshares, Inc.

1-4 Family Residential 18.8%

Consumer 2.0%

Other 0.1%

Commercial R.E. 46.5%

Construction 20.9%

Commercial 11.8%

Amount % of total

Commercial R.E. $ 306,610 46.5%

Commercial 77,614 11.8

Construction 137,997 20.9

1-4 Family Residential 123,908 18.8

Consumer 13,135 2.0

Other 345 0.1

Gross Loans $ 659,609 100.0%

Less unearned discounts (1,606)

Total Loans $ 658,003

Loans/Deposits: 89.1%

Pro Forma

Agriculture 2.6%

Home Equity 2.5%

Consumer 3.4%

1-4 Family Residential 19.3%

Construction 15.9%

Commercial 14.4%

Commercial R.E. 41.9%

Amount % of total

Commercial R.E. $ 910,541 41.9%

Commercial 312,200 14.4

Construction 345,860 15.9

1-4 Family Residential 420,208 19.3

Consumer 73,248 3.4

Agriculture 56,841 2.6

Home Equity 54,593 2.5

Other 345 0.0

Gross Loans $ 2,173,836 100.0%

Less unearned discounts (1,606)

Total Loans $ 2,172,230

Loans/Deposits: 60.0%

13 Note: Data at 9/30/05 Source: Company

Pro Forma Deposit Composition

Dollars in thousands

Prosperity Bancshares, Inc.


CDs & IRAs >$100,000 16.8%
Non-interest bearing DDA 22.2%
CDs & IRAs <$100,000 19.0%
Interest Bearing DDA 16.2%
MMA & Savings 25.8%

		Amount	% of total
Non-interest bearing DDA	$	639,790	22.2 %
Interest Bearing DDA		466,544	16.2
MMA & Savings		742,338	25.8
CDs & IRAs <$100,000		546,307	19.0
CDs & IRAs >$100,000		484,337	16.8
Total Deposits	$	**2,879,316**	100.0 %

Cost of deposits: 1.61%
Cost of funding: 2.28%

SNB Bancshares, Inc.


CDs & IRAs >$100,000 27.1%
Non-interest bearing DDA 17.3%
CDs & IRAs <$100,000 10.8%
Interest Bearing DDA 23.0%
MMA & Savings 21.7%

		Amount	% of total
Non-interest bearing DDA	$	128,090	17.3 %
Interest Bearing DDA		169,903	23.0
MMA & Savings		160,560	21.7
CDs & IRAs <$100,000		79,719	10.8
CDs & IRAs >$100,000		200,047	27.1
Total Deposits	$	**738,319**	100.0 %

Cost of deposits: 2.41%
Cost of funding: 3.15%

Pro Forma


CDs & IRAs >$100,000 18.9%
Non-interest bearing DDA 21.2%
CDs & IRAs <$100,000 17.3%
Interest Bearing DDA 17.6%
MMA & Savings 25.0%

		Amount	% of total
Non-interest bearing DDA	$	767,880	21.2 %
Interest Bearing DDA		636,447	17.6
MMA & Savings		902,898	25.0
CDs & IRAs <$100,000		626,026	17.3
CDs & IRAs >$100,000		684,384	18.9
Total Deposits	$	**3,617,635**	100.0 %

Note: Balances and cost data at or for the three months ended 9/30/2005
Source: Company

14

Contact Information

Corporate Headquarters Investor Contacts

Prosperity Bank Plaza David Zalman

4295 San Felipe President & Chief Executive Officer

Houston, Texas 77027 Prosperity Bancshares, Inc.

979.543.2200

david.zalman@prosperitybanktx.com

713.693.9300 Telephone Dan Rollins

713.693.9309 Fax President

www.prosperitybanktx.com Prosperity Bank

713.693.9300

dan.rollins@prosperitybanktx.com

David Hollaway

Chief Financial Officer

979.543.2200

david.hollaway@prosperitybanktx.com

PROSPERITY BANCSHARES, INC.®